[GRAPHIC]

January 31, 2003

       Oppenheimer
       Municipal Bond Fund



                                                              Semiannual
                                                                Report
                                                             ------------

                                                              Management
                                                             Commentaries



[GRAPHIC]
Fund Highlights

Performance Update

Investment Strategy Discussion

Financial Statements

"A new management team has increased yields, enhanced diversification and made the Fund less vulnerable to changing interest rates"

[LOGO]
Oppenheimer Funds(R)
The Right Way to Invest

HIGHLIGHTS

Fund Objective
Oppenheimer Municipal Bond Fund seeks as high a level of current interest income exempt from federal income taxes as is available from investing in municipal securities, while attempting to preserve capital.

Fund Highlight As of January 31, 2003, the Fund's Class A shares provided a 30-day SEC yield of 5.46%, higher than the average SEC yield (3.45)% of 279 General Municipal Debt Funds calculated by Lipper, Inc. 1


Cumulative Total Returns*
          For the 6-Month Period
          Ended 1/31/03

          Without      With
          Sales Chg.   Sales Chg.
---------------------------------
Class A   1.46%        -3.36%
---------------------------------
Class B   1.07         -3.87
---------------------------------
Class C   1.06          0.07


Average Annual Total Returns*
          For the 1-Year Period
          Ended 1/31/03

          Without      With
          Sales Chg.   Sales Chg.
---------------------------------
Class A   5.82%         0.79%
---------------------------------
Class B   5.02          0.02
---------------------------------
Class C   5.01          4.01


---------------------------------
Standardized Yields 2
          For the 30 Days
          Ended 1/31/03
---------------------------------
Class A   5.46%
---------------------------------
Class B   4.94
---------------------------------
Class C   4.93

    CONTENTS

 1  Letter to Shareholders

 3  An Interview
    with Your Fund's
    Managers

10  Financial
    Statements

33  Trustees and Officers


1. The Fund's SEC yield for the period ended 1/31/03, ranked in the #5/279. Lipper calculations do not reflect sales charges, but do assume the reinvestment of dividends and capital gains distributions. Falling Net Asset Values will tend to artificially raise yields. All performance information provided represents past performance and is not predictive of future investment performance. The investment return and principal value of an investment in the Fund will fluctuate with market conditions, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. As of 1/31/03, Lipper, Inc. ranked the Fund's total return #185/287 funds, #181/208 funds and #70/93 funds for the 1-, 5- and 10-year periods, respectively.
2. Standardized yield is based on net investment income for the 30-day period ended 1/31/03. Falling share prices will tend to artificially raise yields.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

*See Notes on page 8 for further details.

LETTER TO SHAREHOLDERS

Dear Shareholder,

At OppenheimerFunds, we take very seriously the responsibility of helping you achieve your goals. We understand that your investments with us may represent a future home, a college education or retirement. In good markets and in bad, we are committed to partnering with your advisor to provide you with investment products and services that can help you reach your financial objectives.
   In recent years, many of us have seen some of our assets decrease in value--sometimes significantly--making it difficult to maintain our long-term investing plans. Shifting markets can often blindside investors and unbalance portfolios. We believe it has never been more important than it is now to allocate your assets among stocks, bonds, and other investments based on what would be most appropriate depending on your goals and risk tolerance. Diversification is key. We encourage you to hold true to your long-term goals and adhere to the time-tested investment principles of asset allocation and diversification.
   Of course, when the financial markets make major moves, portfolio changes may be necessary to adjust risk exposure, rebalance asset class allocations or seek to maintain sufficient income flows. Monitor your investments, stay informed and--most importantly--work with your financial advisor so that any adjustments ultimately support your long-term goals.
   We continue to believe in the growth, ingenuity and underlying strengths of the economy and the markets. That said, we also expect the road ahead to present new and unique challenges. We strongly believe that one of the best ways to pursue your goals is to adhere to core investment principles.


[PHOTO OF JOHN V. MURPHY]

John V. Murphy
President
Oppenheimer
Municipal Bond Fund



1  |  OPPENHEIMER MUNICIPAL BOND FUND

LETTER TO SHAREHOLDERS

   We hope you share our convictions, and we wish you the best in 2003. Thank you for your continued confidence in OppenheimerFunds, The Right Way to Invest.

Sincerely,

/s/ John V. Murphy
John V. Murphy
February 24, 2003

These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow.

2  |  OPPENHEIMER MUNICIPAL BOND FUND

OPPENHEIMER MUNICIPAL BOND FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

Q

How did Oppenheimer Municipal Bond Fund perform during the six months that ended January 31, 2003?
A. When the Rochester Municipal Investment Team assumed management of Oppenheimer Municipal Bond Fund in July 2002, we committed to shareholders that we would attempt to enhance its yield and reduce its volatility through greater diversification. We're pleased to report solid progress on both counts. There have been two increases in the monthly dividend during this report period. These produced a cumulative increase in the monthly Class A dividend, from 4.1 cents to 4.4 cents per share. The Fund's 5.46% standardized yield (Class A) is equivalent to 8.40% for an investor in the 35.0% federal tax bracket. 3
   The increases in the Fund's monthly dividends took on greater significance in light of the other meaningful modification made to the portfolio. Before January 1, 2003, we sold all bonds that could generate income subject to the federal Alternative Minimum Tax (AMT), leaving the Fund's distributions free from the AMT. 4

Why did you remove bonds subject to the AMT?
The Alternative Minimum Tax (AMT) was instituted with other changes to the Internal Revenue Code in 1986, and was originally designed to ensure that high-net-worth individuals paid at least a minimum amount of income tax annually. However, an increasing number of middle-class investors find themselves subject to AMT each year. Whether or not investors owe AMT depends, in part, on whether there are "preference items" in their income--and income from certain municipal bonds is considered a preference item. Shareholders stand to benefit from this Fund's elimination of that type of taxable income.

[SIDEBAR]
Portfolio Management
Team
Ron Fielding
Tony Tanner



3. Standardized yield is based on net investment income for the 30-day period ended 1/31/03. Falling share prices will tend to artificially raise yields.
4. The Fund's investment policies and strategies are subject to change.

3  |  OPPENHEIMER MUNICIPAL BOND FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS


Why do you put so much emphasis on yield-driven total return?
We believe yield is the key to attractive returns in the long run. Current income accounts for the largest portion of long-term total return for fixed-income securities. Over shorter time periods of declining interest rates, capital appreciation can be the larger component of total return. We saw that happen with many municipal bond funds in 2002. But such periods are infrequent and rarely recurring. In addition, capital appreciation cannot be accessed without liquidating the investment, potentially creating a taxable capital gain. We prefer to focus on capturing as much return as possible from income, which is more consistently available and comfortably spent. Seeking income is a more reliable approach than pursuing capital appreciation and, in most years, less risky.

How did you increase the Fund's yield?
In many sectors of the municipal bond market, the additional yield that smaller and unrated bond issuers must pay, compared to that of larger, rated issuers, has increased significantly during this report period. This has left the yield difference between smaller, unrated bonds and larger, highly rated bonds at historically wide levels. To help increase the Fund's yield, we combed the market for higher-yielding bonds that offer yield premiums substantially exceeding the credit risks as we evaluate them. Over many years, we have developed special expertise in this area. We have also developed close familiarity with smaller and lesser-known issues, as well as bonds backed by specific projects--such as a multi-family housing development, for example. Individual investors normally purchase few bonds of this type, mainly because they are difficult to research. Part of our strategy in creating value for investors is to unearth these issues and add them to the Fund's portfolio, attempting to offset any respective risks. We have always prided ourselves on our

[SIDEBAR]

"We prefer to focus on yield. Unlike capital appreciation, it provides spendable cash for the shareholder and accounts for the lion's share of long-term total returns in the bond markets."


4  |  OPPENHEIMER MUNICIPAL BOND FUND
ability to "kick the tires" of smaller and unrated issuers that many investors overlook. The Rochester Municipal Investment Team includes five MBA-holders who perform credit research full-time, searching for creditworthy, unappreciated municipal securities that can best benefit the Fund's portfolio over time. Each bond added to the Fund's portfolio is painstakingly researched, in advance, for credit characteristics not necessarily reflected in its market price. This enables us to locate bonds that offer advantageous yields and credit characteristics.

   A favorable characteristic of many smaller, revenue-backed bonds is that, unlike general obligation bonds, their credit quality has less correlation to swings in state and local government finances. Generally, their values are impacted less by state budget deficits or credit downgrades. This is a benefit entering 2003 as more state and local government issuers face shrinking tax revenues and growing budget deficits.

You mentioned increasing the Fund's diversification. How have you accomplished this?
We increased the total number of portfolio securities from 175 to 218 during this report period. We also invested in additional industry sectors and diversified by credit qualities. The Fund's 218 holdings include issuers from 44 states and U.S. territories. We also sought to achieve a very broad degree of diversification across sectors, ratings, coupons and maturities. Among the new holdings are good values found in the senior living facilities, higher-education and utility sectors.
   At the same time, we sold a large number of interest-rate-sensitive bonds, especially zero-coupon issues, and bonds from high-tax "specialty" states like New York and California, whose bonds usually offer lower yields because of high investor demand within these states. In their place, we bought premium callable bonds. The municipal markets are less efficient than

5  |  OPPENHEIMER MUNICIPAL BOND FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

the corporate bond market in retiring high cost debt. Municipal bonds with coupon payments that exceed current market interest rates can remain outstanding well past their call dates, when an issuer has the option to retire the debt prior to maturity. These bonds can pay above-average income well beyond the time the market expects them to be retired, producing attractive yields for shareholders. If one of these bonds is called, we simply reinvest in another bond. If not, we can earn relatively generous income for months or years.

Does the portfolio still contain air travel and health care bonds?
We reduced the Fund's holdings in airline bonds substantially during this report period, primarily because most airline bonds are subject to the Alternative Minimum Tax and do not fit the Fund's new AMT-free profile. 5 We slightly reduced our holdings of health care issues, maintaining our holdings in higher-yielding issues that have performed well, and in issues backed by credit enhancements that offer attractive risk/reward tradeoffs. We have increased the Fund's holdings of bonds that finance senior living facilities, commonly known as continuing care retirement centers. Yield spreads in this sector are particularly compelling by historical standards. We have taken advantage of these attractive yields by assembling a very broadly diversified group of holdings. We believe that these additions represent strong credits that, in the future, may produce significant gains should yield spreads narrow to more normal levels.

What change is being made to the Fund's dividend payment policy?
Beginning in March 2003, Oppenheimer Municipal Bond Fund will pay its monthly dividend on the last Tuesday of the month that falls in a week containing a Friday. Our understanding is that many Fund shareholders rely on dividends for income to

Average Annual
Total Returns with
Sales Charge

For the Periods
Ended 12/31/02 6

Class A
1-Year       5-Year    10-Year
---------------------------------
2.91%        2.74%     4.87%

Class B                Since
1-Year       5-Year    Inception
---------------------------------
2.24%        2.63%     4.55%

Class C                Since
1-Year       5-Year    Inception
---------------------------------
6.12%        2.94%     4.52%

5. The Fund's investment policies and strategies are subject to change
6. See Notes on page 8 for further details.

6  |  OPPENHEIMER MUNICIPAL BOND FUND
help meet monthly bills. Moving the pay date closer to month end should help even out monthly flows for the Funds' shareholders.

What is your outlook for the Fund?
We continue to restructure the Fund's portfolio to bring its diversification and yield potential to our standards. Present conditions in the municipal bond market are among the most favorable that we have witnessed in the past ten years for implementing our research-driven, value-added strategies. We also feel that the very wide credit yield spreads now available in many areas of the municipal bond market make the rewards for conducting rigorous, detailed credit research particularly handsome. We will continue to research smaller and/or lesser-known issues that can keep the Fund's current income at highly competitive levels. Compared with yields available on taxable alternatives, such as U.S. Treasury securities and riskier corporate bonds, we believe that the Fund's tax-free yield offered tremendous value for investors during this report period. And we continue to believe that consistently attractive yields help to make Oppenheimer Municipal Bond Fund part of The Right Way to Invest.

[PIE CHART]

Credit Allocation 7


o AAA             26.4%
o AA              10.4
o A               17.5
o BBB             17.6
o BB               3.9
o B                4.4
o Not Rated       19.8


Top Five States 8
-------------------------------------------------------------
Texas                                                   13.5%
-------------------------------------------------------------
Louisiana                                               10.3
-------------------------------------------------------------
Pennsylvania                                             7.8
-------------------------------------------------------------
Illinois                                                 5.5
-------------------------------------------------------------
Indiana                                                  5.3

7. Portfolio's holdings and allocations are subject to change. Percentages are as of 1/31/03, and are dollar-weighted, based on total market value of investments. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category. The allocation includes rating securities and those not rated by a national rating organization but to which the ratings given above have been assigned by the Fund's investment advisor for internal purposes as being comparable, in the Manager's judgment, to securities rated by a rating agency in the same category.
8. Portfolio's holdings and allocations are subject to change. Percentages are as of 1/31/03, and are based on total net assets.

7  |  OPPENHEIMER MUNICIPAL BOND FUND

NOTES

In reviewing performance and rankings, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial fluctuations, and current performance may be more or less than the results shown. For updates on the Fund's performance, visit our website at www.oppenheimerfunds.com.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.CALL OPP (1.800.225.5677) or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

Class A shares of the Fund were first publicly offered on 10/27/76. The average annual total returns are shown net of the applicable 4.75% maximum initial sales charge. The Fund's maximum sales charge for Class A shares was lower prior to 1/31/86, so actual performance may have been higher.

Class B shares of the Fund were first publicly offered on 3/16/93. The average annual total returns are shown net of the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "since inception" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 8/29/95. The average annual total returns are shown net of the applicable 1% contingent deferred sales charge for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.

8  |  OPPENHEIMER MUNICIPAL BOND FUND

                                 Financial Statements
                                          Pages 10-32

9  |  OPPENHEIMER MUNICIPAL BOND FUND

STATEMENT OF INVESTMENTS  January 31, 2003 / Unaudited

Principal                                                                                         Market Value
   Amount                                                           Coupon            Maturity      See Note 1
---------------------------------------------------------------------------------------------------------------
 Municipal Bonds and Notes-103.5%
---------------------------------------------------------------------------------------------------------------
Alabama--0.0%
$   15,000    AL HFA (Pelican)                                        6.550%         03/20/2030  $       15,794
---------------------------------------------------------------------------------------------------------------
    50,000    Houston County, AL HCA
              (Southeast Alabama Medical Center)                      5.750          10/01/2022          51,091
---------------------------------------------------------------------------------------------------------------
    15,000    Montgomery, AL Medical Clinic Board                     7.000          03/01/2015          15,025
                                                                                                 --------------
                                                                                                         81,910
---------------------------------------------------------------------------------------------------------------
 Alaska--1.1%
 2,500,000  AK HFC RITES 1,2                                         16.028          06/01/2032       2,556,500
---------------------------------------------------------------------------------------------------------------
 2,000,000    AK HFC ROLS 1                                          13.080          12/01/2033       1,918,800
---------------------------------------------------------------------------------------------------------------
 1,000,000    Anchorage, AK Water                                     6.000          09/01/2019       1,148,380
---------------------------------------------------------------------------------------------------------------
 1,500,000    Anchorage, AK Water                                     6.000          09/01/2024       1,675,785
---------------------------------------------------------------------------------------------------------------
    50,000    Valdez, AK Marine Terminal (Sohio Pipeline)             7.125          12/01/2025          52,218
                                                                                                 --------------
                                                                                                      7,351,683
---------------------------------------------------------------------------------------------------------------
 Arizona--1.6%
 1,080,950    Central AZ Irrigation & Drain
              District, Series A                                      6.000          06/01/2013       1,041,798
---------------------------------------------------------------------------------------------------------------
    40,000    Maricopa County, AZ Pollution Control
              (Public Service Company)                                6.375          08/15/2023          40,184
---------------------------------------------------------------------------------------------------------------
 5,000,000    Peoria, AZ IDA (Sierra Winds)                           6.375          08/15/2029       4,711,150
---------------------------------------------------------------------------------------------------------------
    20,000    Phoenix, AZ IDA (Woodstone & Silver Springs)            6.250          04/01/2023          20,431
---------------------------------------------------------------------------------------------------------------
 1,290,000    Pima County, AZ IDA (Arizona Charter School)            6.750          07/01/2031       1,265,142
---------------------------------------------------------------------------------------------------------------
 2,000,000    Scottsdale, AZ IDA (Scottsdale Healthcare Corp.)        5.800          12/01/2031       2,014,260
---------------------------------------------------------------------------------------------------------------
 1,000,000    University of AZ COP (University Parking & Student Hsg.)5.750          06/01/2019       1,100,220
                                                                                                 --------------
                                                                                                     10,193,185
---------------------------------------------------------------------------------------------------------------
 Arkansas--0.0%
   195,000    Pine Bluff, AR IDA (Colt Industries, Inc.)              6.500          02/15/2009         192,305
---------------------------------------------------------------------------------------------------------------
   115,000    Pope County, AR Pollution Control
              (Arkansas Power & Light Company)                        6.300          11/01/2020         115,054
                                                                                                 --------------
                                                                                                        307,359
---------------------------------------------------------------------------------------------------------------
 California--1.6%
 1,000,000    CA Statewide CDA COP (Cedars-Sinai Medical Center)      6.500          08/01/2012       1,170,950
---------------------------------------------------------------------------------------------------------------
 1,500,000    CA Statewide CDA COP
              (Cedars-Sinai Medical Center) INFLOS 1                  8.995          11/01/2015       1,567,260
---------------------------------------------------------------------------------------------------------------
 1,000,000    Golden State, CA Tobacco Securitization Corp.           6.625          06/01/2040         958,680
---------------------------------------------------------------------------------------------------------------
 4,000,000    Los Angeles, CA Regional Airports
              Improvement Corp. (Delta Airlines)                      6.350          11/01/2025       3,109,880
---------------------------------------------------------------------------------------------------------------
 3,000,000    Redding, CA Electric System COP Linked SAVRS & RIBS 3   6.368          07/01/2022       3,529,170
                                                                                                 --------------
                                                                                                     10,335,940
---------------------------------------------------------------------------------------------------------------
  Colorado--1.5%
    65,000    CO ECFA (TCA Building Corp.)                            7.250          12/01/2030          67,259
---------------------------------------------------------------------------------------------------------------
    20,000    CO Health Facilities Authority
              (North Colorado Medical Center)                         6.000          05/15/2020          20,624
---------------------------------------------------------------------------------------------------------------
 2,270,000    CO Health Facilities Authority RITES 1,2               17.028          03/01/2022       2,521,062
---------------------------------------------------------------------------------------------------------------
 4,700,000    CO Health Facilities Authority
              (Rocky Mountain Adventist)                              6.625          02/01/2022       4,796,961
---------------------------------------------------------------------------------------------------------------
 1,000,000    CO Water Resources & Power Devel. Authority, Series A   5.800          11/01/2020       1,111,470

10  |  OPPENHEIMER MUNICIPAL BOND FUND

 Principal                                                                                         Market Value
    Amount                                                           Coupon            Maturity      See Note 1
---------------------------------------------------------------------------------------------------------------
Colorado Continued
$1,000,000    Douglas County, CO School District
              (Douglas & Elbert Counties)                             8.000%         12/15/2009 $     1,292,450
                                                                                                ---------------
                                                                                                      9,809,826
---------------------------------------------------------------------------------------------------------------
Connecticut--2.9%
    15,000    CT HFA                                                  5.900          11/15/2025          15,238
---------------------------------------------------------------------------------------------------------------
 7,565,000    Mashantucket, CT Western Pequot Tribe, Series A         6.400          09/01/2011       8,121,935
---------------------------------------------------------------------------------------------------------------
 9,900,000    Mashantucket, CT Western Pequot Tribe, Series B         5.750          09/01/2027       9,931,680
---------------------------------------------------------------------------------------------------------------
 2,000,000    Mashantucket, CT Western Pequot Tribe, Series B         0.000 4        09/01/2016         899,500
                                                                                                ---------------
                                                                                                     18,968,353
---------------------------------------------------------------------------------------------------------------
District of Columbia--0.4%
   100,000    District of Columbia GO                                 6.000          06/01/2011         117,511
---------------------------------------------------------------------------------------------------------------
 1,900,000    District of Columbia GO                                 6.000          06/01/2011       2,204,456
                                                                                                ---------------
                                                                                                      2,321,967
---------------------------------------------------------------------------------------------------------------
Florida--5.0%
   615,000    Alachua County, FL Health Facilities Authority          5.750          12/01/2015         625,455
---------------------------------------------------------------------------------------------------------------
 1,290,000    Capital Trust Agency, FL (River Bend Apartments)        7.000          10/01/2034       1,268,857
---------------------------------------------------------------------------------------------------------------
 1,500,000    Citrus County, FL Hospital Board
              (Citrus Memorial Hospital)                              6.250          08/15/2023       1,485,075
---------------------------------------------------------------------------------------------------------------
 2,510,000    Dade County, FL IDA (Miami Cerebral Palsy Residence)    8.000          06/01/2022       2,534,546
---------------------------------------------------------------------------------------------------------------
 2,000,000    Double Branch, FL Special Assessment
              Community Devel. District                               6.700          05/01/2034       2,002,080
---------------------------------------------------------------------------------------------------------------
    25,000    Escambia County, FL Pollution Control
              (Gulf Power Company)                                    5.800          06/01/2023          25,052
---------------------------------------------------------------------------------------------------------------
 1,000,000    FL HFA (Multifamily Hsg.), Series C                     6.000          08/01/2011       1,064,520
---------------------------------------------------------------------------------------------------------------
   750,000    FL Board of Education GO                                8.400          06/01/2007         895,980
---------------------------------------------------------------------------------------------------------------
 1,000,000    Heritage Harbour South, FL Community Devel. District    6.500          05/01/2034         988,660
---------------------------------------------------------------------------------------------------------------
 1,875,000    Jea, FL Electric System RITES 1,2                      13.493          10/01/2022       1,648,313
---------------------------------------------------------------------------------------------------------------
   175,000    Jacksonville, FL Hospital (University Medical Center)   6.600          02/01/2021         177,398
---------------------------------------------------------------------------------------------------------------
   285,000    Las Villas, FL HDC                                     11.250          04/01/2012         299,250
---------------------------------------------------------------------------------------------------------------
 4,500,000    Lee County, FL IDA (Cypress Cove Healthpark)            6.750          10/01/2032       4,341,645
---------------------------------------------------------------------------------------------------------------
 8,125,000    Oakland, FL Charter School                              6.950          12/01/2032       8,133,694
---------------------------------------------------------------------------------------------------------------
    65,000    Palm Beach County, FL Multi-family
              (Boynton Apartments)                                    8.000          01/01/2014          60,746
---------------------------------------------------------------------------------------------------------------
 6,000,000    Reunion East, FL Community Devel. District, Series A    7.375          05/01/2033       6,013,920
---------------------------------------------------------------------------------------------------------------
 1,000,000    Village Community, FL Devel. District No. 5             6.500          05/01/2033       1,005,580
                                                                                                ---------------
                                                                                                     32,570,771
---------------------------------------------------------------------------------------------------------------
Georgia--3.3%
   500,000    GA Municipal Electric Authority                         6.500          01/01/2012         583,640
---------------------------------------------------------------------------------------------------------------
11,750,000    GA Municipal Electric Authority                         6.500          01/01/2017      14,297,165
---------------------------------------------------------------------------------------------------------------
 5,880,000    Savannah, GA EDA
              (Savannah College of Art and Design)                    6.900          10/01/2029       6,235,799
                                                                                                ---------------
                                                                                                     21,116,604

11  |  OPPENHEIMER MUNICIPAL BOND FUND


STATEMENT OF INVESTMENTS  Unaudited / Continued

  Principal                                                                                         Market Value
     Amount                                                           Coupon            Maturity      See Note 1
----------------------------------------------------------------------------------------------------------------
Hawaii--1.2%
$ 5,000,000   HI Airport System RITES 1,2                             10.285%         07/01/2020 $     5,939,000
----------------------------------------------------------------------------------------------------------------
  2,000,000   HI Department of Budget & Finance
              Special Purpose (Kahala Nui)                             8.000          11/15/2033       1,966,840
                                                                                                 ---------------
                                                                                                       7,905,840
----------------------------------------------------------------------------------------------------------------
Idaho--2.3%
 16,720,000   Nez Perce County, ID Pollution Control (Potlatch Corp.)  6.000          10/01/2024      14,749,214
----------------------------------------------------------------------------------------------------------------
Illinois--5.5%
  3,750,000   Chicago, IL O'Hare International Airport
              (American Airlines)                                      8.200          12/01/2024       1,050,000
----------------------------------------------------------------------------------------------------------------
    500,000   Cook County, IL Community College
              District No. 508 COP                                     8.750          01/01/2005         567,255
----------------------------------------------------------------------------------------------------------------
     25,000   IL DFA Pollution Control
              (Central Illinois Public Service Company)                6.375          01/01/2028          25,197
----------------------------------------------------------------------------------------------------------------
  7,000,000   IL Health Facilities Authority
              (Covenant Retirement Communities)                        5.625          12/01/2032       7,057,750
----------------------------------------------------------------------------------------------------------------
  4,000,000   IL Health Facilities Authority (Lake Forest Hospital) 5  6.000          07/01/2033       4,104,120
----------------------------------------------------------------------------------------------------------------
  1,625,000   IL EFA (Augustana College) 5                             5.625          10/01/2022       1,614,356
----------------------------------------------------------------------------------------------------------------
  3,000,000   IL EFA (Augustana College) 5                             5.700          10/01/2032       2,924,760
----------------------------------------------------------------------------------------------------------------
     45,000   IL HDA, Series A                                         6.000          07/01/2018          45,826
----------------------------------------------------------------------------------------------------------------
  2,000,000   Lake County, IL HFC, Series A                            6.700          11/01/2014       2,045,500
----------------------------------------------------------------------------------------------------------------
  3,000,000   Metropolitan Pier & Exposition Authority
              (Hospitality Facilities)                                 7.000          07/01/2026       3,924,540
----------------------------------------------------------------------------------------------------------------
  2,500,000   Metropolitan Pier & Exposition Authority RITES 1,2      15.018          12/15/2028       2,536,400
----------------------------------------------------------------------------------------------------------------
  7,500,000   Regional Transportation Authority, IL Series A           7.200          11/01/2020       9,811,650
                                                                                                 ---------------
                                                                                                      35,707,354
----------------------------------------------------------------------------------------------------------------
Indiana--5.3%
  1,870,000   Carmel, IN Retirement Rental Hsg. (Beverly Enterprises)  8.750          12/01/2008       1,927,895
----------------------------------------------------------------------------------------------------------------
  5,000,000   Fort Wayne, IN Pollution Control (General Motors Corp.)  6.200          10/15/2025       5,181,100
----------------------------------------------------------------------------------------------------------------
  3,250,000   Indianapolis, IN Local Public Improvement Bond
              Bank RITES 1,2                                          16.028          07/01/2033       3,574,610
----------------------------------------------------------------------------------------------------------------
    385,000   Jasper County, IN Pollution Control
              (Northern Indiana Public Service)                        7.100          07/01/2017         398,991
----------------------------------------------------------------------------------------------------------------
  7,405,000   Jasper, IN Hospital Authority
              (Little Company of Mary Hospital of Indiana)             5.625          11/01/2022       7,622,707
----------------------------------------------------------------------------------------------------------------
  4,750,000   North Manchester, IN (Estelle Peabody Memorial Home)     7.125          07/01/2022       4,599,520
----------------------------------------------------------------------------------------------------------------
    185,000   Petersburg, IN Pollution Control
              (Indianapolis Power & Light Company)                     6.100          01/01/2016         182,763
----------------------------------------------------------------------------------------------------------------
  6,625,000   Petersburg, IN Pollution Control
              (Indianapolis Power & Light Company)                     6.100          01/01/2016       6,761,740
----------------------------------------------------------------------------------------------------------------
  4,000,000   Rockport, IN Pollution Control
              (Indiana-Michigan Power Company)                         7.600          03/01/2016       4,015,240
----------------------------------------------------------------------------------------------------------------
     15,000   Sullivan, IN Pollution Control (Hoosier Energy Corp.)    7.100          04/01/2019          15,287
                                                                                                 ---------------
                                                                                                      34,279,853
----------------------------------------------------------------------------------------------------------------
Iowa--0.0%
    50,000    IA FA (Single Family Mtg. Backed Securities
              Program), Series C                                       6.450          01/01/2024          52,035

12  |  OPPENHEIMER MUNICIPAL BOND FUND

  Principal                                                                                         Market Value
     Amount                                                           Coupon            Maturity      See Note 1
----------------------------------------------------------------------------------------------------------------
Kentucky--0.7%
$ 4,000,000   Ashland, KY Pollution Control (Ashland Oil)              6.650%         08/01/2009 $     4,039,560
----------------------------------------------------------------------------------------------------------------
    790,000   Boone County, KY Pollution Control
              (Dayton Power & Light Company)                           6.500          11/15/2022         802,972
                                                                                                 ---------------
                                                                                                       4,842,532
----------------------------------------------------------------------------------------------------------------
Louisiana--10.3%
  5,010,000   Calcasieu Parish, LA IDB (Olin Corp.)                    6.625          02/01/2016       5,250,781
----------------------------------------------------------------------------------------------------------------
  4,000,000   Desoto Parish, LA Pollution Control
              (Southwestern Electric Power Company)                    7.600          01/01/2019       4,098,520
----------------------------------------------------------------------------------------------------------------
 26,000,000   Lake Charles, LA Harbor & Terminal District
              Port Facilities (Duke Energy Corp.)                      7.750          08/15/2022      27,203,800
----------------------------------------------------------------------------------------------------------------
  1,000,000   LA Local Government EF&CD (Bellemont Apartments)         6.000          09/01/2027         965,100
----------------------------------------------------------------------------------------------------------------
  3,500,000   LA Local Government EF&CD (Bellemont Apartments)         6.000          09/01/2035       3,341,275
----------------------------------------------------------------------------------------------------------------
  1,000,000   LA Local Government EF&CD (Bellemont Apartments)         7.500          09/01/2016         989,030
----------------------------------------------------------------------------------------------------------------
  9,475,000   New Orleans, LA Home Mtg. Authority                      6.250          01/15/2011      11,201,250
----------------------------------------------------------------------------------------------------------------
  1,000,000   South LA Port Commission
              (Kinder Morgan Energy Partners)                          7.000          03/01/2023       1,034,200
----------------------------------------------------------------------------------------------------------------
 11,745,000   LA Tobacco Settlement Financing Corp. RITES 1,2          9.345          05/15/2039       8,675,092
----------------------------------------------------------------------------------------------------------------
  4,250,000   West Feliciana Parish, LA Pollution Control
              (Gulf States Utilities Company)                          9.000          05/01/2015       4,311,370
                                                                                                 ---------------
                                                                                                      67,070,418
----------------------------------------------------------------------------------------------------------------
Maryland--0.8%
  1,535,000   MD EDC Student Hsg. (Morgan State University)            6.000          07/01/2022       1,584,227
----------------------------------------------------------------------------------------------------------------
  2,000,000   MD EDC Student Hsg. (University of Maryland) 5           5.625          10/01/2023       1,960,380
----------------------------------------------------------------------------------------------------------------
  2,000,000   MD EDC Student Hsg. (University of Maryland) 5           5.750          10/01/2033       1,963,100
                                                                                                 ---------------
                                                                                                       5,507,707
----------------------------------------------------------------------------------------------------------------
Massachusetts--4.4%
   800,000    MA DFA (Eastern Nazarene College)                        5.625          04/01/2019         642,512
----------------------------------------------------------------------------------------------------------------
  2,000,000   MA DFA (Eastern Nazarene College)                        5.625          04/01/2029       1,502,280
----------------------------------------------------------------------------------------------------------------
  1,000,000   MA DFA (Pharmacy & Allied Health Sciences) 5             5.750          07/01/2033         965,170
----------------------------------------------------------------------------------------------------------------
    500,000   MA DFA (Western New England College)                     5.875          12/01/2022         496,195
----------------------------------------------------------------------------------------------------------------
  1,000,000   MA DFA (Western New England College)                     6.125          12/01/2032       1,000,520
----------------------------------------------------------------------------------------------------------------
  1,000,000   MA H&EFA (Mt. Auburn Hospital)                           6.250          08/15/2014       1,087,250
----------------------------------------------------------------------------------------------------------------
  1,000,000   MA Hsg. Finance Agency                                   6.875          11/15/2011       1,021,750
----------------------------------------------------------------------------------------------------------------
  3,925,000   MA Hsg. Finance Authority (Residential Devel.)           6.875          11/15/2011       4,010,369
----------------------------------------------------------------------------------------------------------------
    290,000   MA Hsg. Finance Agency                                   6.900          11/15/2021         296,136
----------------------------------------------------------------------------------------------------------------
  2,000,000   MA Hsg. Finance Agency                                   6.875          11/15/2011       2,002,000
----------------------------------------------------------------------------------------------------------------
    246,275   MA IFA (Bradford College)                                5.250          11/01/2018         228,789
----------------------------------------------------------------------------------------------------------------
 12,225,000   MA Water Resource Authority, Series A                    6.500          07/15/2019      15,069,880
                                                                                                 ---------------
                                                                                                      28,322,851
----------------------------------------------------------------------------------------------------------------
Michigan--4.2%
  3,035,000   Detroit, MI GO                                           6.000          04/01/2017       3,453,982
----------------------------------------------------------------------------------------------------------------
 10,100,000   Detroit, MI Sewer Disposal System INFLOS 1              10.102          07/01/2023      10,919,817
----------------------------------------------------------------------------------------------------------------
  3,100,000   Detroit, MI Sewer Disposal System INFLOS 1              10.102          07/01/2023       3,374,164
----------------------------------------------------------------------------------------------------------------
  1,500,000   Detroit, MI Water Supply System INFLOS 1                11.402          07/01/2022       1,572,870


13  |  OPPENHEIMER MUNICIPAL BOND FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued

  Principal                                                                                        Market Value
     Amount                                                          Coupon            Maturity      See Note 1
---------------------------------------------------------------------------------------------------------------
Michigan Continued
$    50,000    Dickinson County, MI EDC
               (Champion International Corp.)                         5.850%         10/01/2018 $        50,381
---------------------------------------------------------------------------------------------------------------
  5,000,000    MI Hospital Finance Authority INFLOS 1                11.251          02/15/2022       5,228,700
---------------------------------------------------------------------------------------------------------------
  2,995,000    Wayne Charter County, MI Airport Facilities
               (Northwest Airlines)                                   6.750          12/01/2015       2,406,092
                                                                                                ---------------
                                                                                                     27,006,006
---------------------------------------------------------------------------------------------------------------
Minnesota--2.4%
  7,000,000    St. Paul, MN Hsg. & Redevel. Authority (Upper Landing) 7.000          03/01/2029       6,929,090
---------------------------------------------------------------------------------------------------------------
  8,610,000    Washington County, MN H&RA (Seasons Villas)            6.950          12/01/2023       8,662,004
                                                                                                ---------------
                                                                                                     15,591,094
---------------------------------------------------------------------------------------------------------------
Mississippi--0.0%
    125,000    MS BFC (Gulf Power Company)                            5.700          11/01/2023         125,324
---------------------------------------------------------------------------------------------------------------
     55,000    MS BFC (System Energy Resources)                       5.875          04/01/2022          50,833
                                                                                                ---------------
                                                                                                        176,157
---------------------------------------------------------------------------------------------------------------
Missouri--3.6%
 13,500,000    Hazelwood, MO Transportation Devel. District
               (370/Missouri Bottom Road/Tausig Road)                 7.200          05/01/2033      13,609,620
---------------------------------------------------------------------------------------------------------------
  1,000,000    MO DFB Infrastructure Facilities
               (Midtown Redevelopment)                                5.750          04/01/2022       1,081,820
---------------------------------------------------------------------------------------------------------------
  9,000,000    St. Joseph, MO IDA (Living Community of St. Joseph)    7.000          08/15/2032       8,821,530
                                                                                                ---------------
                                                                                                     23,512,970
 --------------------------------------------------------------------------------------------------------------
Nevada--2.2%
  7,500,000    Clark County, NV Industrial Devel.
               (Southwest Gas Corp.)                                  7.300          09/01/2027       7,707,750
 --------------------------------------------------------------------------------------------------------------
  6,000,000    Las Vegas, NV Paiute Tribe, Series A                   6.625          10/01/2017       6,269,340
                                                                                                ---------------
                                                                                                     13,977,090
 --------------------------------------------------------------------------------------------------------------
New Hampshire--1.5%
  1,000,000    NH H&EFA (Catholic Medical Center)                     6.125          07/01/2032         997,230
 --------------------------------------------------------------------------------------------------------------
  1,980,000    NH H&EFA (Portsmouth Christian Academy)                5.750          07/01/2023       2,006,987
---------------------------------------------------------------------------------------------------------------
  6,115,000    NH H&EFA (Portsmouth Christian Academy)                5.850          07/01/2033       6,134,018
---------------------------------------------------------------------------------------------------------------
     30,000    NH HE&HFA (New Hampshire College)                      6.375          01/01/2027          30,299
---------------------------------------------------------------------------------------------------------------
    500,000    NH Turnpike System, Series A                           6.750          11/01/2011         590,350
                                                                                                ---------------
                                                                                                      9,758,884
---------------------------------------------------------------------------------------------------------------
New Jersey--0.7%
  3,250,000    NJ Transit Corp. ROLS, Series 15 1,2                   9.110          09/15/2015       4,438,363
---------------------------------------------------------------------------------------------------------------
New Mexico--0.0%
    100,000    Farmington, NM Pollution Control
               (Public Service Company of New Mexico)                 6.400          08/15/2023         101,125
---------------------------------------------------------------------------------------------------------------
     25,000    Farmington, NM Pollution Control
               (Public Service Company of New Mexico)                 6.300          12/01/2016          25,460
---------------------------------------------------------------------------------------------------------------
     70,000    Farmington, NM Pollution Control
               (Southern California Edison Company)                   5.875          06/01/2023          71,908
                                                                                                ---------------
                                                                                                        198,493

14  |  OPPENHEIMER MUNICIPAL BOND FUND


  Principal                                                                                         Market Value
     Amount                                                           Coupon            Maturity      See Note 1
----------------------------------------------------------------------------------------------------------------
New York--0.5%
$ 3,050,000    NYC GO RIBS 1                                           9.559%         08/27/2015 $     3,203,324
----------------------------------------------------------------------------------------------------------------
 North Carolina--0.1%
     95,000    Charlotte, NC Mtg. (Tryon Hills Associate)              5.875          01/01/2025          98,057
----------------------------------------------------------------------------------------------------------------
    445,000    NC Eastern Municipal Power Agency, Series A             6.500          01/01/2017         459,431
----------------------------------------------------------------------------------------------------------------
     15,000    NC Eastern Municipal Power Agency, Series A             6.000          01/01/2026          15,001
----------------------------------------------------------------------------------------------------------------
    100,000    NC Eastern Municipal Power Agency, Series B             5.500          01/01/2017         100,247
----------------------------------------------------------------------------------------------------------------
     20,000    NC Municipal Power Agency (Catawba Electric)            6.000          01/01/2020          20,006
                                                                                                 ---------------
                                                                                                         692,742
----------------------------------------------------------------------------------------------------------------
 Ohio--2.8%
     70,000    Cleveland, OH Rock Glen Hsg. Assistance Corp.
               (Ambleside Apartments)                                  7.000          06/01/2018          74,076
----------------------------------------------------------------------------------------------------------------
 12,000,000    Coshocton County, OH Solid Waste Disposal
               (Stone Container Corp.)                                 7.875          08/01/2013      12,373,680
----------------------------------------------------------------------------------------------------------------
  1,500,000    Greene County, OH University Hsg.
               (Central State University)                              5.625          09/01/2032       1,517,820
----------------------------------------------------------------------------------------------------------------
  1,450,000    Mahoning Valley, OH Water Sanitation District           5.750          11/15/2016       1,639,631
----------------------------------------------------------------------------------------------------------------
  2,500,000    Montgomery County, OH Health Care Facilities
               (Evangelical Retirement Villages)                       6.250          02/01/2022       1,854,200
----------------------------------------------------------------------------------------------------------------
     80,000    OH Air Quality Devel. Authority
               (Dayton Power & Light Company)                          6.400          08/15/2027          81,702
----------------------------------------------------------------------------------------------------------------
    500,000    Streetsboro, OH City School District GO                 7.125          12/01/2010         596,655
----------------------------------------------------------------------------------------------------------------
    140,000    Summit County, OH Industrial Devel.
               (Sunrow Associates)                                     7.650          10/01/2006         143,609
                                                                                                 ---------------
                                                                                                      18,281,373
----------------------------------------------------------------------------------------------------------------
 Oklahoma--0.3%
  3,260,000    Tulsa, OK Municipal Airport Trust (American Airlines)   6.250          06/01/2020       1,874,467
----------------------------------------------------------------------------------------------------------------
 Pennsylvania--7.8%
  2,000,000    Allegheny County, PA HDA (Villa St. Joseph of Baden)    6.000          08/15/2028       1,690,720
----------------------------------------------------------------------------------------------------------------
 27,200,000    Allegheny County, PA HDA
               (West Penn Allegheny Health System)                     9.250          11/15/2030      29,915,104
----------------------------------------------------------------------------------------------------------------
  1,500,000    Chester County, PA H&EFA (Jenners Pond)                 7.750          07/01/2034       1,490,580
----------------------------------------------------------------------------------------------------------------
  6,000,000    Cumberland County, PA Municipal Authority
               Retirement Community (Wesley Affiliated Services)       7.250          01/01/2035       5,875,440
----------------------------------------------------------------------------------------------------------------
  6,000,000    Northumberland County, PA IDA (NHS Youth Services)      7.750          02/15/2029       5,972,400
----------------------------------------------------------------------------------------------------------------
  1,000,000    Philadelphia, PA H&HEFA
               (Centralized Comprehensive Human Services)              7.250          01/01/2021       1,003,630
----------------------------------------------------------------------------------------------------------------
  1,200,000    Philadelphia, PA H&HEFA
               (Temple University Children's Medical Center)           5.625          06/15/2019       1,149,300
----------------------------------------------------------------------------------------------------------------
  1,670,000    Philadelphia, PA IDA (Baptist Home of Philadelphia)     5.500          11/15/2018       1,439,874
----------------------------------------------------------------------------------------------------------------
  1,900,000    Philadelphia, PA Regional Port Authority MVRICS 1      11.020          09/01/2020       2,027,452
                                                                                                 ---------------
                                                                                                      50,564,500


15  |  OPPENHEIMER MUNICIPAL BOND FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued

  Principal                                                                                         Market Value
     Amount                                                           Coupon            Maturity      See Note 1
----------------------------------------------------------------------------------------------------------------
Rhode Island--0.3%
$   380,000    RI Hsg. & Mtg. Finance Corp.
               (Homeownership Opportunity)                             6.500%         04/01/2027 $       389,215
----------------------------------------------------------------------------------------------------------------
  1,500,000    Tiverton, RI Special Obligation Tax
               (Mount Hope Bay Village)                                6.875          05/01/2022       1,506,780
                                                                                                 ---------------
                                                                                                       1,895,995
----------------------------------------------------------------------------------------------------------------
 South Carolina--0.7%
  4,000,000    Greenville County, SC School District
               (Building Equity Sooner Tomorrow)                       5.875          12/01/2019       4,376,840
----------------------------------------------------------------------------------------------------------------
    285,000    Piedmont, SC Municipal Power Agency                     6.500          01/01/2016         352,240
                                                                                                 ---------------
                                                                                                       4,729,080
----------------------------------------------------------------------------------------------------------------
 South Dakota--2.9%
  8,500,000    SD Educational Enhancement Funding Corp.
               Tobacco Settlement                                      6.500          06/01/2032       8,161,105
----------------------------------------------------------------------------------------------------------------
  2,600,000    SD Hsg. Devel. Authority RITES 1,2                     18.628          05/01/2028       3,067,948
----------------------------------------------------------------------------------------------------------------
     75,000    SD Hsg. Devel. Authority, Series H                      5.900          05/01/2028          78,374
----------------------------------------------------------------------------------------------------------------
  7,500,000    Sioux Falls, SD Health Facilities
               (Rummel Memorial Home)                                  6.750          11/15/2033       7,343,025
                                                                                                 ---------------
                                                                                                      18,650,452
----------------------------------------------------------------------------------------------------------------
 Tennessee--0.8%
  3,500,000    Bradley County, TN IDB (Olin Corp.)                     6.625          11/01/2017       3,715,950
----------------------------------------------------------------------------------------------------------------
     40,000    Memphis, TN HE&HF (Multifamily)                         6.450          04/01/2026          41,175
----------------------------------------------------------------------------------------------------------------
  1,500,000    Shelby County, TN HE&HF
               (Cornerstone-Cameron & Stonegate)                       6.000          07/01/2028       1,484,475
----------------------------------------------------------------------------------------------------------------
     25,000    Shelby County, TN HE&HF
               (Windsor Apartments), Series A                          6.750          10/01/2017          25,250
----------------------------------------------------------------------------------------------------------------
    195,000    Springfield, TN HDC (Multifamily)                       6.100          07/15/2022         197,473
----------------------------------------------------------------------------------------------------------------
     30,000    TN Hsg. Devel. Agency, Series A                         5.950          07/01/2028          30,550
                                                                                                 ---------------
                                                                                                       5,494,873
----------------------------------------------------------------------------------------------------------------
 Texas--13.5%
  7,000,000    Austin, TX Convention Enterprises (Convention Center)   5.750          01/01/2032       7,212,590
----------------------------------------------------------------------------------------------------------------
 10,765,000    Bexar County, TX HFC (American Opportunity Hsg.)        6.750          12/01/2037      10,427,733
----------------------------------------------------------------------------------------------------------------
  1,000,000    Bexar County, TX HFC
               (The Army Retirement Residence Foundation)              6.300          07/01/2032       1,008,210
----------------------------------------------------------------------------------------------------------------
  1,585,000    Cedar Hill, TX Independent School District GO           0.000         408/15/2011       1,060,286
----------------------------------------------------------------------------------------------------------------
    500,000    Dallas, TX Hsg. Corp. (Section 8)                       7.850          08/01/2013         515,000
----------------------------------------------------------------------------------------------------------------
     55,000    Harris County, TX IDC (GATX Terminals Corp.)            6.625          02/01/2024          55,967
----------------------------------------------------------------------------------------------------------------
 12,000,000    Harris County, TX IDC
               (Kinder Morgan Energy Partners LP)                      6.950          02/01/2022      12,342,000
----------------------------------------------------------------------------------------------------------------
  3,730,000    Harris County, TX Toll Road RITES 1,2                  16.528          08/15/2024       4,444,146
----------------------------------------------------------------------------------------------------------------
  5,370,000    Hays, TX Consolidated Independent School District GO    0.000 4        08/15/2020       2,009,615
----------------------------------------------------------------------------------------------------------------
  5,000,000    Houston, TX Airport System, Series B                    5.500          07/01/2030       5,204,950
----------------------------------------------------------------------------------------------------------------
  1,625,000    Lower CO River Authority, Series A                      5.875          05/15/2017       1,821,853
----------------------------------------------------------------------------------------------------------------
  1,100,000    North Central, TX HFDC (Northwest Senior Hsg. Corp.)    7.000          11/15/2010       1,120,955
----------------------------------------------------------------------------------------------------------------
  2,000,000    North Central, TX HFDC (Northwest Senior Hsg. Corp.)    7.250          11/15/2019       2,034,720
----------------------------------------------------------------------------------------------------------------
  3,000,000    North Central, TX HFDC (Northwest Senior Hsg. Corp.)    7.500          11/15/2029       3,061,290
----------------------------------------------------------------------------------------------------------------
  1,680,000    Retama, TX Devel. Corp. (Retama Racetrack)             10.000          12/15/2019       2,773,798


16  |  OPPENHEIMER MUNICIPAL BOND FUND

  Principal                                                                                         Market Value
     Amount                                                           Coupon            Maturity      See Note 1
----------------------------------------------------------------------------------------------------------------
Texas Continued
$ 2,000,000   Rio Grande Valley, TX HFDC
              (Golden Palms Rehabilitation Health)                     6.400%         08/01/2012 $     2,047,260
----------------------------------------------------------------------------------------------------------------
     90,000   TX Municipal Power Agency                                0.000 4        09/01/2013          56,470
----------------------------------------------------------------------------------------------------------------
    205,000   TX Municipal Power Agency                                0.000 4        09/01/2014         121,188
----------------------------------------------------------------------------------------------------------------
    110,000   TX Municipal Power Agency                                0.000 4        09/01/2015          61,082
----------------------------------------------------------------------------------------------------------------
    440,000   TX Municipal Power Agency                                0.000 4        09/01/2016         229,790
----------------------------------------------------------------------------------------------------------------
  6,810,000   TX Municipal Power Agency                                0.000 4        09/01/2013       4,224,515
----------------------------------------------------------------------------------------------------------------
 39,550,000   TX Municipal Power Agency                                0.000 4        09/01/2016      20,437,065
----------------------------------------------------------------------------------------------------------------
    750,000   Titis County, TX Fresh Water Supply District
              (American Electric Power Company)                        8.200          08/01/2011         776,700
----------------------------------------------------------------------------------------------------------------
  4,920,000   Wichita County, TX HFDC
              (Wichita Falls Retirement Foundation)                    6.250          01/01/2028       4,434,150
                                                                                                 ---------------
                                                                                                      87,481,333
----------------------------------------------------------------------------------------------------------------
U.S. Possessions--0.3%
  1,500,000   Puerto Rico Municipal Finance Agency RITES 1,2          10.016          08/01/2015       1,957,545
----------------------------------------------------------------------------------------------------------------
Utah--0.3%
  2,000,000   Murray City, UT Hospital RITES 1,2                      15.028          05/15/2022       2,010,120
----------------------------------------------------------------------------------------------------------------
Virginia--2.0%
  8,595,000   Hopewell, VA IDA (Stone Container Corp.)                 8.250          06/01/2016       8,845,200
----------------------------------------------------------------------------------------------------------------
  1,170,000   Hopewell, VA IDA (Stone Container Corp.)                 8.250          05/01/2010       1,207,580
----------------------------------------------------------------------------------------------------------------
    185,000   Pocahontas Parkway Association, VA
              (Route 895 Connect or Toll Road)                         0.000 4        08/15/2020          61,385
----------------------------------------------------------------------------------------------------------------
  3,000,000   Pocahontas Parkway Association, VA
              (Route 895 Connect or Toll Road)                         0.000 4        08/15/2008       1,532,700
----------------------------------------------------------------------------------------------------------------
  3,100,000   Pocahontas Parkway Association, VA
              (Route 895 Connect or Toll Road)                         0.000 4        08/15/2009       1,402,937
----------------------------------------------------------------------------------------------------------------
    25,000    Pocahontas Parkway Association, VA
              (Route 895 Connect or Toll Road)                         5.500          08/15/2028          24,168
                                                                                                 ---------------
                                                                                                      13,073,970
----------------------------------------------------------------------------------------------------------------
Washington--3.9%
  2,500,000   King County, WA Sewer RITES 1,2                         15.528          01/01/2024       2,672,850
----------------------------------------------------------------------------------------------------------------
    115,000   Lesis County, WA Public Utility District
              (Cowlitz Falls Hydropower)                               6.000          10/01/2024         115,361
----------------------------------------------------------------------------------------------------------------
 20,000,000   WA Public Power Supply System Linked ACES
              & Inverse Floater                                        5.400          07/01/2012      20,499,200
----------------------------------------------------------------------------------------------------------------
  2,000,000   WA Tobacco Settlement Authority (TASC)                   6.625          06/01/2032       1,937,040
                                                                                                 ---------------
                                                                                                      25,224,451
----------------------------------------------------------------------------------------------------------------
West Virginia--2.5%
    250,000   Kanawha County, WV Commercial Devel.
              (Kroger Company)                                         8.000          10/01/2011         256,925
----------------------------------------------------------------------------------------------------------------
  1,000,000   Marshall County, WV Pollution Control
              (Ohio Power Company)                                     6.850          06/01/2022       1,021,230
----------------------------------------------------------------------------------------------------------------
    215,000   Mason County, WV Pollution Control
              (Appalachian Power Company)                              7.875          11/01/2013         219,322
----------------------------------------------------------------------------------------------------------------
    370,000   Mason County, WV Pollution Control
              (Appalachian Power Company)                              6.850          06/01/2022         376,849

17  |  OPPENHEIMER MUNICIPAL BOND FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued

  Principal                                                                                        Market Value
     Amount                                                          Coupon            Maturity      See Note 1
---------------------------------------------------------------------------------------------------------------
West Virginia Continued
$10,500,000     Putnam County, WV Pollution Control
                (Appalachian Power Company)                           6.600%         07/01/2019    $ 10,600,170
---------------------------------------------------------------------------------------------------------------
  1,270,000     WV State Parkways Economic Devel. &
                Tourism Authority RIBS 1,2                           10.009          05/16/2019       1,353,960
----------------------------------------------------------------------------------------------------------------
  2,330,000     WV State Parkways Economic Devel. &
                Tourism Authority RIBS 1,2                           10.009          05/16/2019       2,451,718
                                                                                                   ------------
                                                                                                     16,280,174
---------------------------------------------------------------------------------------------------------------
 Wisconsin--2.3%
 11,000,000     Badger, WI Tobacco Asset Securitization Corp.         6.125          06/01/2027      10,504,450
---------------------------------------------------------------------------------------------------------------
  2,500,000     Badger, WI Tobacco Asset Securitization Corp.         6.375          06/01/2032       2,366,950
----------------------------------------------------------------------------------------------------------------
    330,000     WI H&EDA, Series A                                    6.850          11/01/2012         333,736
----------------------------------------------------------------------------------------------------------------
  1,500,000     WI H&EFA (Hess Memorial Hospital Association)         7.875          11/01/2022       1,634,925
                                                                                                   ------------
                                                                                                     14,840,061
---------------------------------------------------------------------------------------------------------------
 Wyoming--0.0%
     10,000     Weston County, WY Pollution Control
                (Black Hills Corp.)                                   6.700          06/01/2010          10,213

---------------------------------------------------------------------------------------------------------------
 Total Investments, at Value (Cost $654,290,625)-103.5%                                             672,419,132
---------------------------------------------------------------------------------------------------------------
 Liabilities in Excess of Other Assets-(3.5)%                                                       (22,632,177)
                                                                                                   ------------
 Net Assets-100.0%                                                                                 $649,786,955
                                                                                                   ============


Footnotes to the Statement of Investments
To simplify the listing of securities, abbreviations are used per the table below:

ACES          Auction Rate Securities
BFC           Business Finance Corp.
COP           Certificates of Participation
CDA           Communities Development Authority
DFA           Development Finance Agency
DFB           Development Finance Board
ECFA          Educational & Cultural Facilities Authority
EDA           Economic Development Authority
EDC           Economic Development Corporation
EF&CD         Environmental Facilities & Community Development
EFA           Educational Facilities Authority
FA            Financing Authority
GO            General Obligation
HCA           Healthcare Authority
HDA           Hospital Development Authority
HDC           Housing Development Corporation
HFA           Housing Finance Authority
HFC           Housing Finance Corporation
HFDC          Health Facilities Development Corporation
H&EDA         Housing & Economic Development Authority
H&EFA         Health & Educational Facilities Authority
H&HEFA        Hospitals & Higher Education Facilities Authority
H&RA          Housing & Redevelopment Authority
HE&HF         Health Educational & Housing Facility
HE&HFA        Higher Education & Health Facilities Authority
IDA           Industrial Development Authority
IDB           Industrial Development Board
IDC           Industrial Development Corporation
IFA           Industrial Finance Agency
INFLOS        Inverse Floating Rate Securities
MVRICS        Municipal Variable Rate Inverse Class Securities
RIBS          Residual Interest Bonds
RITES         Residual Interest Tax Exempt Security
ROLS          Residual Option Longs
SAVRS         Select Auction Rate Variable Securities
TASC          Tobacco Settlement Asset-Backed Bonds

1. Represents the current interest rate for a variable rate bond known as an "inverse floater." See Note 1 of Notes to Financial Statements.
2. Identifies issues considered to be illiquid--See Note 5 of Notes to Financial
Statements.
3. Represents the current interest rate for a variable or increasing rate security.
4. Represents a zero coupon bond.
5. When-issued security to be determined and settled after January 31, 2003.


18  |  OPPENHEIMER MUNICIPAL BOND FUND

OPPENHEIMER MUNICIPAL BOND FUND



----------------------------------------------------------------------------
 Summary of Ratings  January 31, 2003 / Unaudited
 Distribution of investments by rating category, as a percentage of total investments at value, is as follows:
 Rating                                                      Percent
----------------------------------------------------------------------------
 AAA                                                           26.4%
 AA                                                            10.4
 A                                                             17.5
 BBB                                                           17.6
 BB                                                             3.9
 B                                                              4.4
 CCC                                                            0.0
 CC                                                             0.0
 C                                                              0.0
 D                                                              0.0
 Not Rated                                                     19.8
                                                              ------
 Total                                                        100.0%
                                                              ======



Bonds rated by any nationally recognized statistical rating organization are included in the equivalent Standard & Poor's rating category. As a general matter, unrated bonds may be backed by mortgage liens or equipment liens on the underlying property, and also may be guaranteed. Bonds which are backed by a letter of credit or by other financial institutions or agencies may be assigned an investment-grade rating by the Manager, which reflects the quality of the guarantor, institution or agency. Unrated bonds may also be assigned a rating when the issuer has rated bonds outstanding with comparable credit characteristics, or when, in the opinion of the Manager, the bond itself possesses credit characteristics which allow for rating. The unrated bonds in the portfolio are predominantly smaller issuers which have not applied for a bond rating. Only those unrated bonds which subsequent to purchase have not been designated investment grade by the Manager are included in the "Not Rated" category.

See accompanying Notes to Financial Statements.


19  |  OPPENHEIMER MUNICIPAL BOND FUND

STATEMENT OF ASSETS AND LIABILITIES  Unaudited

 January 31, 2003


-------------------------------------------------------------------------------
 Assets

 Investments, at value (cost $654,290,625)--
  see accompanying statement                                       $672,419,132
-------------------------------------------------------------------------------
 Cash                                                                   829,480
-------------------------------------------------------------------------------
 Receivables and other assets:
 Interest                                                            10,518,335
 Investments sold                                                     1,175,000
 Shares of beneficial interest sold                                     332,857
 Other                                                                   13,963
                                                                   ------------
 Total assets                                                       685,288,767

-------------------------------------------------------------------------------
 Liabilities

 Payables and other liabilities:
 Notes payable to bank (interest rate 2.00% at January 31, 2003) 18,600,000 Investments purchased (including $13,751,735 purchased
  on a when-issued basis)                                            13,751,620
 Dividends                                                            1,962,936
 Shares of beneficial interest redeemed                                 813,744
 Trustees' compensation                                                 142,103
 Distribution and service plan fees                                     129,869
 Transfer and shareholder servicing agent fees                           25,102
 Shareholder reports                                                     22,587
 Other                                                                   53,851
                                                                   ------------
 Total liabilities                                                   35,501,812


-------------------------------------------------------------------------------
 Net Assets                                                        $649,786,955
                                                                   ============


-------------------------------------------------------------------------------
 Composition of Net Assets

 Par value of shares of beneficial interest                        $     69,476
-------------------------------------------------------------------------------
 Additional paid-in capital                                         656,188,095
-------------------------------------------------------------------------------
 Overdistributed net investment income                                  (53,616)
-------------------------------------------------------------------------------
 Accumulated net realized loss on investment transactions           (24,545,507)
-------------------------------------------------------------------------------
 Net unrealized appreciation on investments                          18,128,507
                                                                   ------------
 Net Assets                                                        $649,786,955
                                                                   ============


20  |  OPPENHEIMER MUNICIPAL BOND FUND

--------------------------------------------------------------------------------
 Net Asset Value Per Share

 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $561,248,553 and 59,984,740 shares of beneficial interest outstanding)    $9.36
 Maximum offering price per share (net asset value plus sales charge of
 4.75% of offering price)                                                  $9.83
--------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $66,808,402 and 7,161,597 shares of beneficial interest
 outstanding)                                                              $9.33
--------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
 $21,730,000 and 2,329,661 shares of beneficial interest outstanding)      $9.33



 See accompanying Notes to Financial Statements.




21  |  OPPENHEIMER MUNICIPAL BOND FUND

STATEMENT OF OPERATIONS  Unaudited

 For the Six Months Ended January 31, 2003
-------------------------------------------------------------------------
 Investment Income
 Interest                                                    $21,511,163

-------------------------------------------------------------------------
 Expenses
 Management fees                                               1,749,347
-------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                         660,394
 Class B                                                         348,930
 Class C                                                         106,166
-------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                         166,206
 Class B                                                          21,115
 Class C                                                           8,681
-------------------------------------------------------------------------
 Interest expense                                                100,582
-------------------------------------------------------------------------
 Shareholder reports                                              73,237
-------------------------------------------------------------------------
 Custodian fees and expenses                                      58,236
-------------------------------------------------------------------------
 Trustees' compensation                                           19,632
-------------------------------------------------------------------------
 Other                                                            30,228
                                                             ------------
 Total expenses                                                3,342,754
 Less reduction to custodian expenses                             (7,544)
 Less voluntary waiver of management fees                       (166,370)
                                                             ------------
 Net expenses                                                  3,168,840


-------------------------------------------------------------------------
 Net Investment Income                                        18,342,323


-------------------------------------------------------------------------
 Realized and Unrealized Gain (Loss)

 Net realized gain on investments                              5,631,630
-------------------------------------------------------------------------
 Net change in unrealized depreciation on investments        (15,157,876)
                                                             ------------
 Net realized and unrealized loss                             (9,526,246)


-------------------------------------------------------------------------
 Net Increase in Net Assets Resulting from Operations        $ 8,816,077
                                                             ============

 See accompanying Notes to Financial Statements.




22  |  OPPENHEIMER MUNICIPAL BOND FUND


STATEMENTS OF CHANGES IN NET ASSETS

                                                          Six Months           Year
                                                               Ended          Ended
                                                    January 31, 2003       July 31,
                                                         (Unaudited)           2002
------------------------------------------------------------------------------------
 Operations

 Net investment income                                  $ 18,342,323   $ 34,630,926
------------------------------------------------------------------------------------
 Net realized gain (loss)                                  5,631,630     (8,175,627)
------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation)    (15,157,876)       517,270
                                                        ----------------------------
 Net increase in net assets resulting from operations      8,816,077     26,972,569

------------------------------------------------------------------------------------
 Dividends and/or Distributions to Shareholders

 Dividends from net investment income:
 Class A                                                 (15,391,859)   (29,884,001)
 Class B                                                  (1,605,213)    (3,307,464)
 Class C                                                    (486,678)      (798,418)

------------------------------------------------------------------------------------
 Beneficial Interest Transactions

 Net increase (decrease) in net assets resulting
 from beneficial interest transactions:
 Class A                                                    (216,705)    (9,406,413)
 Class B                                                  (4,531,216)    (3,773,660)
 Class C                                                   1,535,423      3,525,693

------------------------------------------------------------------------------------
 Net Assets

 Total decrease                                          (11,880,171)   (16,671,694)
------------------------------------------------------------------------------------
 Beginning of period                                     661,667,126    678,338,820
                                                        ----------------------------
 End of period [including overdistributed
 net investment income of $53,616 and
 $912,189, respectively]                                $649,786,955   $661,667,126
                                                        ============================



 See accompanying Notes to Financial Statements.




23  |  OPPENHEIMER MUNICIPAL BOND FUND

FINANCIAL HIGHLIGHTS

                                                   Six Months                                                                Year
                                                        Ended                                                               Ended
                                             January 31, 2003                                                            July 31,
 Class A                                          (Unaudited)           2002           2001         2000        1999         1998
-----------------------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data
 Net asset value, beginning of period                   $9.48          $9.57          $9.35       $10.02      $10.27       $10.24
-----------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                    .27            .50            .52          .52         .52          .51
 Net realized and unrealized gain (loss)                 (.14)          (.10)           .22         (.61)       (.25)         .04
                                                        ---------------------------------------------------------------------------
 Total from investment operations                         .13            .40            .74         (.09)        .27          .55
-----------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions
 to shareholders:
 Dividends from net investment income                    (.25)          (.49)          (.52)        (.52)       (.52)        (.52)
 Distributions from net realized gain                      --             --             --         (.06)         --           --
                                                        ---------------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                         (.25)          (.49)          (.52)        (.58)       (.52)        (.52)
-----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                         $9.36          $9.48          $9.57       $ 9.35      $10.02       $10.27
                                                        ===========================================================================

-----------------------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 1                      1.46%          4.39%          8.03%       (0.85)%      2.57%        5.55%

-----------------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period
 (in thousands)                                      $561,249        $568,935      $584,325     $482,152    $568,673     $579,570
-----------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                   $569,729        $568,951      $531,286     $515,007    $587,197     $581,630
-----------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income                                   5.62%           5.35%         5.38%        5.54%       5.00%        5.00%
 Expenses                                                0.90%           0.88%         0.85%        0.90%       0.87%        0.87% 3
 Expenses, net of voluntary waiver of
 management fees and/or reduction to
 custodian expenses and/or interest expense              0.82% 4         0.85%         0.85%        0.90%       0.87%        0.87%
-----------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                   72%             31%           20%          14%         18%          21%



1. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.
4. During the period shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.

See accompanying Notes to Financial Statements.


24  |  OPPENHEIMER MUNICIPAL BOND FUND


                                              Six Months                                                                     Year
                                                   Ended                                                                    Ended
                                        January 31, 2003                                                                 July 31,
 Class B                                      (Unaudited)          2002           2001            2000           1999        1998
------------------------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data
 Net asset value, beginning of period             $ 9.45         $ 9.55          $9.33          $10.00        $ 10.25     $ 10.22
------------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                               .23            .43            .45             .43            .44         .43
 Net realized and unrealized gain (loss)            (.13)          (.11)           .21            (.60)          (.25)        .04
                                                  ----------------------------------------------------------------------------------
 Total from investment operations                    .10            .32            .66            (.17)           .19         .47
------------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions
 to shareholders:
 Dividends from net investment income               (.22)          (.42)          (.44)           (.44)          (.44)       (.44)
 Distributions from net realized gain                 --             --             --            (.06)            --          --
                                                  ----------------------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                    (.22)          (.42)          (.44)           (.50)          (.44)       (.44)
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                    $9.33          $9.45          $9.55           $9.33         $10.00      $10.25
                                                  ==================================================================================

------------------------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 1                 1.07%          3.50%          7.23%          (1.62)%         1.78%       4.75%

------------------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period
 (in thousands)                                  $66,808       $72,241        $76,880         $57,204        $90,022      $91,677
------------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)               $69,188       $73,571        $65,563         $70,072        $96,352      $88,531
------------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income                              4.84%         4.58%          4.60%           4.75%          4.22%        4.21%
 Expenses                                           1.67%         1.65%          1.62%           1.67%          1.65%        1.65% 3
 Expenses, net of voluntary waiver of
 management fees and/or reduction to
 custodian expenses and/or interest expense         1.59% 4       1.62%          1.62%           1.67%          1.65%        1.65%
------------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                              72%           31%            20%             14%            18%          21%



 1. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
 2. Annualized for periods of less than one full year.
 3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.
 4. During the period shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.

 See accompanying Notes to Financial Statements.

25  |  OPPENHEIMER MUNICIPAL BOND FUND

FINANCIAL HIGHLIGHTS  Continued

                                             Six Months                                                                      Year
                                                  Ended                                                                     Ended
                                       January 31, 2003                                                                  July 31,
 Class C                                    (Unaudited)           2002           2001            2000           1999         1998
-----------------------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period             $9.45          $9.55          $9.33          $10.00         $10.25      $ 10.22
-----------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                              .23            .43            .44             .44            .44          .43
 Net realized and unrealized gain (loss)           (.13)          (.11)           .22            (.61)          (.25)         .04
                                                  ---------------------------------------------------------------------------------
 Total from investment operations                   .10            .32            .66            (.17)           .19          .47
-----------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions
 to shareholders:
 Dividends from net investment income              (.22)          (.42)          (.44)           (.44)          (.44)        (.44)
 Distributions from net realized gain                --             --             --            (.06)            --           --
                                                  ---------------------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                   (.22)          (.42)          (.44)           (.50)          (.44)        (.44)
-----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                   $9.33          $9.45          $9.55           $9.33         $10.00       $10.25
                                                  =================================================================================
 Total Return, at Net Asset Value 1                1.06%          3.50%          7.23%          (1.62)%         1.78%        4.75%

-----------------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period
 (in thousands)                                 $21,730        $20,491        $17,134         $12,173        $18,621      $12,857
-----------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)              $21,067        $17,776        $14,506         $14,497        $16,868      $10,655
-----------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income                             4.83%          4.57%          4.60%           4.76%          4.22%        4.30%
 Expenses                                          1.69%          1.65%          1.62%           1.67%          1.65%        1.64% 3
 Expenses, net of voluntary waiver of
 management fees and/or reduction to
 custodian expenses and/or interest expense        1.61% 4        1.62%          1.62%           1.67%          1.65%        1.64%
-----------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                             72%            31%            20%             14%            18%          21%



 1. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
 2. Annualized for periods of less than one full year.
 3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.
 4. During the period shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.

 See accompanying Notes to Financial Statements.

26  |  OPPENHEIMER MUNICIPAL BOND FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited



--------------------------------------------------------------------------------
 1. Significant Accounting Policies
Oppenheimer Municipal Bond Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek as high a level of current interest income exempt from federal income taxes as is available from investing in municipal securities, while attempting to preserve capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
   The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase.
   The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
Securities Purchased on a When-Issued or Forward Commitment Basis. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its commitments. These transactions of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. As of January 31, 2003, the Fund had entered into when-issued purchase commitments or forward commitments of $13,525,735.


27  |  OPPENHEIMER MUNICIPAL BOND FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued


--------------------------------------------------------------------------------
1. Significant Accounting Policies Continued
Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund intends to invest no more than 20% of its total assets in inverse floaters. Inverse floaters amount to $79,660,015 as of January 31, 2003. Including the effect of leverage, inverse floaters represent 18.82% of the Fund's total assets as of January 31, 2003.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required.
   As of January 31, 2003, the Fund had available for federal income tax purposes an estimated unused capital loss carryforward of $33,214,566. This estimated capital loss carryforward represents carryforward as of the end of the last fiscal year, increased for losses deferred under tax accounting rules to the current fiscal year and increased or decreased by capital losses or gains realized in the first six months of the current fiscal year.

As of July 31, 2002, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows:

                          Expiring
                          --------------------
                          2008 1   $ 3,000,399
                          2009 2    12,394,299
                          2010      17,536,777
                                   -----------
                          Total    $32,931,475
                                   ===========

1. The capital loss carryforward was acquired in 2001 in connection with the Oppenheimer Insured Municipal Fund merger.

2. $95,836 was acquired in 2001 in connection with the Oppenheimer Insured Municipal Fund merger and $5,632,186 was acquired in 2002 in connection with the Oppenheimer Insured Municipal Fund merger. These amounts are no longer subject to limitation under IRS Sections 382 or 384.
--------------------------------------------------------------------------------
Trustees' Compensation. The Fund has adopted an unfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended January 31, 2003, the

28  |  OPPENHEIMER MUNICIPAL BOND FUND

Fund's projected benefit obligations were increased by $6,844 resulting in an accumulated liability of $133,298 as of January 31, 2003.

The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The tax character of distributions paid during the six months ended January 31, 2003 and year ended July 31, 2002 was as follows:

                                          Six Months Ended        Year Ended
                                          January 31, 2003     July 31, 2002
                 -----------------------------------------------------------
                 Distributions paid from:
                 Exempt-interest dividends   $  17,483,750      $ 33,989,883
                 Long-term capital gain                 --                --
                 Return of capital                      --                --
                                             -------------------------------
                 Total                         $17,483,750       $33,989,883
                                             ===============================

--------------------------------------------------------------------------------
Investment Income. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


29  |  OPPENHEIMER MUNICIPAL BOND FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued



--------------------------------------------------------------------------------
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                 Six Months Ended January 31, 2003     Year Ended July 31, 2002
                              Shares        Amount        Shares         Amount
-------------------------------------------------------------------------------
 Class A
 Sold                      5,204,439   $49,036,789    10,045,399   $ 94,964,074
 Dividends and/or
 distributions reinvested  1,085,647    10,271,619     2,075,392     19,558,550
 Redeemed                 (6,324,881)  (59,525,113)  (13,145,794)  (123,929,037)
                          ------------------------------------------------------
 Net decrease                (34,795)  $  (216,705)   (1,025,003)  $ (9,406,413)
                          ======================================================

--------------------------------------------------------------------------------
 Class B
 Sold                        614,774   $ 5,779,846     1,491,331   $ 14,038,324
 Dividends and/or
 distributions reinvested     96,099       906,553       191,311      1,798,374
 Redeemed                 (1,192,494)  (11,217,615)   (2,091,402)   (19,610,358)
                          ------------------------------------------------------
 Net decrease               (481,621)  $(4,531,216)     (408,760)  $ (3,773,660)
                          ======================================================

--------------------------------------------------------------------------------
 Class C
 Sold                        456,606   $ 4,310,266       877,873   $  8,256,652
 Dividends and/or
 distributions reinvested     37,595       354,547        59,151        555,654
 Redeemed                   (332,751)   (3,129,390)     (563,590)    (5,286,613)
                          -----------------------------------------------------
 Net increase                161,450   $ 1,535,423       373,434   $  3,525,693
                          ======================================================


--------------------------------------------------------------------------------
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended January 31, 2003, were $486,732,613 and $485,368,454, respectively.

--------------------------------------------------------------------------------
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.60% of the first $200 million of average annual net assets, 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million, and 0.35% of average annual net assets over $1 billion. Effective January 1, 2002, the Manager has voluntarily agreed to waive advisory fees at an annual rate equal to 0.05% of the Fund's average daily net assets until the Fund's trailing one year performance percentile at the end of the preceding quarter is in the third quintile or better of the Fund's Lipper peer group. As a result of this agreement the Fund was reimbursed $166,370 for the six months ended January 31, 2003. The foregoing waiver is voluntary and may be terminated by the Manager at any time.


30  |  OPPENHEIMER MUNICIPAL BOND FUND

--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a $22.50 per account fee.
   OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes, up to an annual rate of 0.35% of average net assets per class. This undertaking may be amended or withdrawn at any time.
--------------------------------------------------------------------------------
Distribution and Service Plan (12b-1) Fees. Under its General Distributor's Agreement with the Manager, OppenheimerFunds Distributor,Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                        Aggregate       Class A     Concessions     Concessions     Concessions
                        Front-End     Front-End      on Class A      on Class B      on Class C
                    Sales Charges Sales Charges          Shares          Shares          Shares
                       on Class A   Retained by     Advanced by     Advanced by     Advanced by
 Six Months Ended          Shares   Distributor   Distributor 1   Distributor 1   Distributor 1
-----------------------------------------------------------------------------------------------
 January 31, 2003        $304,029       $66,967         $11,607        $113,797         $29,912

1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                                          Class A        Class B        Class C
                                       Contingent     Contingent     Contingent
                                         Deferred       Deferred       Deferred
                                    Sales Charges  Sales Charges  Sales Charges
                                      Retained by    Retained by    Retained by
 Six Months Ended                     Distributor    Distributor    Distributor
-------------------------------------------------------------------------------
 January 31, 2003                          $1,375       $242,257         $1,238

--------------------------------------------------------------------------------
Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A Shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. For the six months ended January 31, 2003, payments under the Class A Plan totaled $660,394, all of which were paid by the Distributor to recipients, and included $40,209 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans for Class B and Class C shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares. The Distributor also receives a service fee of 0.25% per year under each plan.


31  |  OPPENHEIMER MUNICIPAL BOND FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued



--------------------------------------------------------------------------------
4. Fees and Other Transactions with Affiliates Continued
Distribution fees paid to the Distributor for the six months ended
January 31, 2003, were as follows:

                                                                 Distributor's
                                                  Distributor's      Aggregate
                                                      Aggregate   Unreimbursed
                                                   Unreimbursed  Expenses as %
                  Total Payments  Amount Retained      Expenses  of Net Assets
                      Under Plan   by Distributor    Under Plan       of Class
------------------------------------------------------------------------------
Class B Plan            $348,930         $270,365    $1,926,539           2.88%
Class C Plan             106,166           23,294       435,455           2.00


--------------------------------------------------------------------------------
5. Illiquid Securities

As of January 31, 2003, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of January 31, 2003 was $49,847,628, which represents 7.67% of the Fund's net assets.

--------------------------------------------------------------------------------
6. Bank Borrowings

The Fund may borrow up to one third of its total assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The Fund has entered into an agreement which enables it to participate with certain other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $350 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.625%. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.09% per annum.
    The Fund had borrowings outstanding of $18,600,000 at January 31, 2003 at an interest rate of 2.00%. For the six months ended January 31, 2003, the average monthly loan balance was $20,361,290 at an average interest rate of 1.914%. The Fund had gross borrowings and gross loan repayments of $80,500,000 and $61,900,000, respectively, during the six months ended January 31, 2003. The maximum amount of borrowings outstanding at any month-end was $47,500,000. The Fund paid $502 in commitment fees during the six months ended January 31, 2003.

32  |  OPPENHEIMER MUNICIPAL BOND FUND

OPPENHEIMER MUNICIPAL BOND FUND



--------------------------------------------------------------------------------
 Trustees and Officers               Clayton K. Yeutter, Chairman and Trustee
                                     Donald W. Spiro, Vice Chairman and Trustee
                                     John V. Murphy, President and Trustee
                                     Robert G. Galli, Trustee
                                     Phillip A. Griffiths, Trustee
                                     Benjamin Lipstein, Trustee
                                     Joel W. Motley, Trustee
                                     Elizabeth B. Moynihan, Trustee
                                     Kenneth A. Randall, Trustee
                                     Edward V. Regan, Trustee
                                     Russell S. Reynolds, Jr., Trustee
                                     Ronald H. Fielding, Vice President
                                     Robert G. Zack, Secretary
                                     Brian W. Wixted, Treasurer


--------------------------------------------------------------------------------
 Investment Advisor                  OppenheimerFunds, Inc.


--------------------------------------------------------------------------------
 Distributor                         OppenheimerFunds Distributor, Inc.


--------------------------------------------------------------------------------
 Transfer and Shareholder            OppenheimerFunds Services
 Servicing Agent


--------------------------------------------------------------------------------
 Independent Auditors                KPMG LLP


--------------------------------------------------------------------------------
 Legal Counsel                       Mayer Brown Rowe & Maw

                                     The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent auditors.


         (C)Copyright 2003 OppenheimerFunds, Inc. All rights reserved.

33  |  OPPENHEIMER MUNICIPAL BOND FUND

INFORMATION AND SERVICES

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PhoneLink 1 and General Information
24-hr automated information and automated transactions
Representatives also available Mon-Fri 8am-9pm ET
Sat (January-April) 10am-4pm ET
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--------------------------------------------------------------------------------
Written Correspondence and Transaction Requests
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270
For Overnight Delivery
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10200 East Girard Avenue, Building D
Denver, CO 80231
--------------------------------------------------------------------------------
Ticker Symbols
Class A: OPTAX  Class B: OTFBX  Class C: OMFCX


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RS0310.001.0103 April 1, 2003